Press Release

April 27, 2017	FOR IMMEDIATE RELEASE
CTS Announces First Quarter 2017 Results
Solid financial performance
Lisle, Ill. - CTS Corporation (NYSE: CTS) today announced first quarter 2017 results.

•	Sales were $100.2 million, up 3.6% year-over-year.

•	Net earnings were $8.5 million or $0.25 per diluted share compared to $7.9 million or $0.24 per share in the first quarter of 2016.

•	Adjusted EPS was $0.26 per diluted share versus $0.26 in the first quarter of 2016.

•	Total Booked Business at the end of the first quarter of 2017 was $1.538 billion.
“The first quarter was a solid start to the year,” said Kieran O’Sullivan, CEO of CTS Corporation. “We are focused on improving our performance over the balance of the year. Our booked business is growing steadily. Our operational execution remains on track, and various transition projects are moving forward.”
2017 Guidance
Management reaffirms its prior guidance. Full year 2017 sales are expected to be in the range of $405 to $420 million. Adjusted earnings per diluted share for 2017 are expected to be in the range of $1.12 to $1.22.
Conference Call
As previously announced, the Company has scheduled a conference call at 11:00 a.m. (EDT) today to discuss the first quarter financial results. The dial-in number is 800-311-0799 (719-325-2433, if calling from outside the U.S.). The passcode is 646091. There will be a replay of the conference call from 2:00 p.m. (EDT) today through 2:00 p.m. (EDT) on Thursday, May 11, 2017. The telephone number for the replay is 888-203-1112 (719-457-0820, if calling from outside the U.S.). The replay passcode is 1813598. A live audio webcast of the conference call will be available and can be accessed directly from the Investors section of the website of CTS Corporation at www.ctscorp.com.
About CTS
CTS (NYSE: CTS) is a leading designer and manufacturer of products that Sense, Connect and Move. CTS manufactures sensors, actuators and electronic components in North America, Europe and Asia, and supplies these products to OEMs in the aerospace, communications, defense, industrial, information technology, medical and transportation markets.

www.ctscorp.com

For more information visit www.ctscorp.com.
Safe Harbor
This document contains statements that are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, any financial or other guidance, statements that reflect our current expectations concerning future results and events, and any other statements that are not based solely on historical fact. Forward-looking statements are based on management's expectations, certain assumptions and currently available information. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are based on various assumptions as to future events, the occurrence of which necessarily are subject to uncertainties. These forward-looking statements are made subject to certain risks, uncertainties and other factors, which could cause our actual results, performance or achievements to differ materially from those presented in the forward-looking statements. Many of these, and other, risks and uncertainties are discussed in further detail in Item 1A. of CTS’ Annual Report on Form 10-K. We undertake no obligation to publicly update our forward-looking statements to reflect new information or events or circumstances that arise after the date hereof, including market or industry changes.
Contact
Ashish Agrawal
Vice President and Chief Financial Officer

CTS Corporation
2375 Cabot Drive
Lisle, IL 60532
USA

Telephone: +1 (630) 577-8800
E-mail: ashish.agrawal@ctscorp.com

###

www.ctscorp.com

CTS CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS - UNAUDITED
(In thousands of dollars, except per share amounts)

	Three Months Ended
	March 31,	March 31,
	2017	2016
Net sales	$100,154	$96,705
Cost of goods sold	65,930	63,237
Gross Margin	34,224	33,468
Selling, general and administrative expenses	15,246	14,872
Research and development expenses	6,003	6,163
Restructuring and impairment charges	777	—
Loss (gain) on sale of assets	2	(3)
Operating earnings	12,196	12,436
Other income (expense):
Interest expense	(684)	(820)
Interest income	253	547
Other income (expense)	460	(198)
Total other income (expense)	29	(471)
Earnings before income taxes	12,225	11,965
Income tax expense	3,741	4,102
Net earnings	$8,484	$7,863
Earnings per share:
Basic	$0.26	$0.24
Diluted	$0.25	$0.24

Basic weighted – average common shares outstanding:	32,802	32,632
Effect of dilutive securities	560	373
Diluted weighted – average common shares outstanding	33,362	33,005

Cash dividends declared per share	$0.04	$0.04

www.ctscorp.com

CTS CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands of dollars)

	(Unaudited)
	March 31,	December 31,
	2017	2016
ASSETS
Current Assets
Cash and cash equivalents	$121,819	$113,805
Accounts receivable, net	63,016	62,612
Inventories, net	30,954	28,652
Other current assets	11,431	10,638
Total current assets	227,220	215,707
Property, plant and equipment, net	83,268	82,111
Other Assets
Prepaid pension asset	48,114	46,183
Goodwill	61,744	61,744
Other intangible assets, net	62,833	64,370
Deferred income taxes	42,779	45,839
Other	1,737	1,743
Total other assets	217,207	219,879
Total Assets	$527,695	$517,697
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Short-term notes payable	$1,006	$1,006
Accounts payable	41,937	40,046
Accrued payroll and benefits	7,590	11,369
Accrued liabilities	42,463	45,708
Total current liabilities	92,996	98,129
Long-term debt	94,000	89,100
Post retirement obligations	7,008	7,006
Other long-term obligations	7,607	5,580
Total Liabilities	201,611	199,815
Commitments and Contingencies (Note 9)
Shareholders’ Equity
Common stock	303,736	302,832
Additional contributed capital	38,985	40,521
Retained earnings	418,149	410,979
Accumulated other comprehensive loss	(91,530)	(93,194)
Total shareholders’ equity before treasury stock	669,340	661,138
Treasury stock	(343,256)	(343,256)
Total shareholders’ equity	326,084	317,882
Total Liabilities and Shareholders’ Equity	$527,695	$517,697

www.ctscorp.com

CTS CORPORATION AND SUBSIDIARIES
OTHER SUPPLEMENTAL INFORMATION

Earnings Per Share

The following table reconciles GAAP diluted earnings per share to adjusted diluted earnings per share for the Company:

Additional Information

The following table includes other financial information not presented in the preceding financial statements.

	Three Months Ended
	March 31, 2017	March 31, 2016
GAAP diluted earnings per share	$0.25	$0.24

Tax affected charges to reported diluted earnings per share:
Restructuring and related charges	0.02	—
Foreign currency (gain) loss	(0.01)	0.01
Transaction costs	—	0.01
Adjusted diluted earnings per share	$0.26	$0.26

Additional Information

The following table includes other financial information not presented in the preceding financial statements.

	Three Months Ended
	March 31, 2017	March 31, 2016
Depreciation and amortization expense	$4,708	$4,021
Stock-based compensation expense	$880	$282

www.ctscorp.com

Non-GAAP Financial Measures

Adjusted earnings per share is a non-GAAP financial measure. The most directly comparable GAAP financial measure is diluted earnings per share.

CTS adjusts for these items because they are discrete events, which have a significant impact on comparable GAAP financial measures and could distort an evaluation of our normal operating performance.

CTS uses an adjusted earnings per share measure to evaluate overall performance, establish plans and perform strategic analysis. Using this measure avoids distortion in the evaluation of operating results by eliminating the impact of events which are not related to normal operating performance. Because this measure is based on the exclusion or inclusion of specific items, they may not be comparable to measures used by other companies which have similar titles. CTS' management compensates for this limitation when performing peer comparisons by evaluating both GAAP and non-GAAP financial measures reported by peer companies. CTS believes that this measure is useful to its management, investors and stakeholders in that it:

•	provides a meaningful measure of CTS' operating performance,

•	reflects the results used by management in making decisions about the business, and

•	helps review and project CTS' performance over time.

We recommend that investors consider both actual and adjusted measures in evaluating the performance of CTS with peer companies.

www.ctscorp.com